SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 29, 2010

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	0-12379	31-1042001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street, Suite 1900 Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (513) 979-5837

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 2.02	Results of Operations and Financial Condition.

On April 29, 2010, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the first quarter of 2010.  A copy of the earnings press release is attached as Exhibit 99.1.

The earnings press release includes some non-GAAP financial measures.  The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Highlights” under the section “Key Financial Ratios.”  It also appears in the two tables entitled “Consolidated Quarterly Statements of Income”, as well as the “Consolidated Statements of Income” under “Additional Data”.  The second non-GAAP measure appears in the tables entitled “Additional Data” at the bottom of the two “Consolidated Quarterly Statements of Income” pages and the “Consolidated Statements of Income” page.  The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate.  Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis.  Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons.  Management also uses these measures to make peer comparisons.

Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net interest income – tax equivalent.”  The table also shows “net interest margin” calculated and presented in accordance with GAAP and the method used to arrive at the non-GAAP financial measure “net interest margin (fully tax equivalent).”

	Three Months Ended
	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	Mar. 31,
	2010	2009	2009	2009	2009
	(Dollars in thousands)
Net interest income	$72,020	$73,182	$40,664	$31,209	$30,928
Tax equivalent adjustment	212	295	300	307	363
Net interest income - tax equivalent	$72,232	$73,477	$40,964	$31,516	$31,291

Average earning assets	5,994,747	6,265,232	4,137,966	3,483,796	3,482,645

Net interest margin*	4.87%	4.63%	3.90%	3.60%	3.61%
Net interest margin (fully tax equivalent)*	4.89%	4.65%	3.93%	3.64%	3.65%

* Margins are calculated using net interest income annualized divided by average earning assets.

The earnings press release also includes some non-GAAP ratios in the “Consolidated Financial Highlights” page.  These ratios are:  (1) Return on average tangible common shareholders' equity; (2) Ending tangible common equity as a percent of ending tangible assets; (3) Ending tangible common equity as a percent of risk-weighted assets; (4) Average tangible common equity as a percent of average tangible assets; and (5) Tangible book value per common share.  The Ending tangible common equity as a percent of ending tangible assets and Average tangible common equity as a percent of average tangible assets are also shown in the “Regulatory Capital” section of the “Capital Adequacy” page in the earnings release.  The following table provides a reconciliation of these ratios to GAAP.  The company considers these critical metrics with which to analyze banks.  The ratios have been included in the earnings press release to facilitate a better understanding of the company’s capital structure and financial condition.

	Three Months Ended
	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	Mar. 31,
	2010	2009	2009	2009	2009
	(Dollars in thousands, except per share data)
Net income available to common shareholders (a)	$9,733	$12,795	$224,566	$450	$5,157

Average total shareholders' equity	$704,776	$679,840	$480,839	$379,944	$350,857
Less:
Average Preferred stock	(47,521)	(78,573)	(78,221)	(78,126)	(78,038)
Goodwill	(51,908)	(51,908)	(51,908)	(28,261)	(28,261)
Intangible assets	(7,058)	(7,461)	(8,094)	(465)	(500)
Average tangible common equity (b)	598,289	541,898	342,616	273,092	244,058
Add back: Average preferred stock	47,521	78,573	78,221	78,126	78,038
Average tangible shareholders' equity (c)	645,810	620,471	420,837	351,218	322,096

Total shareholders' equity	692,968	675,167	670,626	446,636	353,760
Less:
Preferred stock	0	(79,195)	(78,271)	(78,173)	(78,075)
Goodwill	(51,908)	(51,908)	(51,908)	(28,261)	(28,261)
Intangible assets	(7,058)	(7,461)	(8,094)	(465)	(500)
Tangible common equity (d)	634,002	536,603	532,353	339,737	246,924
Add back: Preferred stock	0	79,195	78,271	78,173	78,075
Tangible shareholders' equity (e)	634,002	615,798	610,624	417,910	324,999

Total assets	6,572,426	6,681,123	7,257,706	3,783,353	3,809,196
Less:
Goodwill	(51,908)	(51,908)	(51,908)	(28,261)	(28,261)
Intangible assets	(7,058)	(7,461)	(8,094)	(465)	(500)
Ending tangible assets (f)	6,513,460	6,621,754	7,197,704	3,754,627	3,780,435

Risk-weighted assets (g)	3,740,979	3,908,105	4,015,018	3,076,042	2,951,721

Total average assets	6,671,071	6,863,923	4,508,809	3,784,458	3,777,510
Less:
Goodwill	(51,908)	(51,908)	(51,908)	(28,261)	(28,261)
Intangible assets	(7,058)	(7,461)	(8,094)	(465)	(500)
Average tangible assets (h)	6,612,105	6,804,554	4,448,807	3,755,732	3,748,749

Ending common shares outstanding (i)	57,833,969	51,433,821	51,431,422	51,434,346	37,474,422

Ratios
Return on average tangible common shareholders' equity (a)/(b)	6.60%	9.37%	260.04%	0.66%	8.57%
Ending tangible common equity as a percent of:
Ending tangible assets (d)/(f)	9.73%	8.10%	7.40%	9.06%	6.54%
Risk-weighted assets (d)/(g)	16.95%	13.73%	13.26%	11.05%	8.38%
Average tangible common equity as a percent
of average tangible assets (b)/(h)	9.05%	7.96%	7.70%	7.27%	6.51%
Tangible book value per common share (d)/(i)	$10.96	$10.43	$10.35	$6.61	$6.59
Ending tangible shareholders' equity to
ending tangible assets (e)/(f)	9.73%	9.30%	8.48%	11.14%	8.60%
Average tangible shareholders' equity to
average tangible assets (c)/(h)	9.77%	9.12%	9.46%	9.35%	8.59%

First Financial Bancorp also provided electronic presentation slides on its website used in connection with the earnings conference call. A copy of the electronic slides is included in this report as Exhibit 99.2.

First Financial Bancorp. does not intend for this Item 2.02 or Exhibits 99.1 or 99.2 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01	Exhibits.

(d)	Exhibits:

The following exhibits shall not be deemed to be “filed” for purposes of the Securities Act.

99.1	First Financial Bancorp. Press Release dated April 29, 2010. - Furnished.
99.2	First Financial Bancorp. April 29, 2010 Earnings Call slides. - Furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ J. Franklin Hall
J. Franklin Hall
Executive Vice President and
Chief Financial Officer

Date: April 30, 2010

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit No.	Description

99.1	First Financial Bancorp. Press Release dated April 29, 2010.
99.2	First Financial Bancorp. April 29, 2010 Earnings Call slides.